UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

THE TJX COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
 (Address of principal executive offices) (Zip Code)

(508) 390-1000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain    Officers; Compensatory Arrangements of Certain Officers

On September 20, 2023, the Board of Directors (the “Board”) of The TJX Companies, Inc. (the “Company”) elected Charles F. Wagner, Jr. as a member of the Company’s Board and of its Audit and Finance Committee, effective immediately.

Mr. Wagner, 55, has served as Executive Vice President and Chief Financial Officer of Vertex Pharmaceuticals, Inc. since 2019, in which role he oversees a range of functions including accounting, finance, internal audit, investor relations, business development, and global security and facilities functions. Prior to joining Vertex, from 2015 until 2019, Mr. Wagner was Executive Vice President, Finance and Chief Financial Officer at Ortho Clinical Diagnostics, which he joined after serving in several senior financial roles in the life sciences and other industries.

Mr. Wagner will receive compensation for his service on the Board in accordance with the Company’s non-employee director compensation program (as described in the director compensation section of the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2023, which description is incorporated herein by reference), including annual cash retainers and two annual deferred stock awards under the Company’s Stock Incentive Plan (SIP). The deferred stock awards granted under the SIP in connection with Mr. Wagner’s election to the Board have a total target value of $185,000, prorated to reflect his election date.

The Board has determined that Mr. Wagner is independent as defined by the New York Stock Exchange listing Standards. Mr. Wagner has not previously been employed by the Company, and there are no transactions or relationships between the registrant and Mr. Wagner that would be required to be reported under Item 404(a) of Regulation S-K. There are also no arrangements or understandings between Mr. Wagner and any other person pursuant to which Mr. Wagner was appointed to serve as a director.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Alicia C. Kelly
Alicia C. Kelly
Executive Vice President, Secretary and
General Counsel

Dated: September 22, 2023